UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2023

CHURCHILL CAPITAL CORP VI

(Exact name of registrant as specified in its charter)

Delaware	001-40052	85-3391359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CCVI.U	New York Stock Exchange

Shares of Class A common stock	CCVI	New York Stock Exchange

Warrants	CCVI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Churchill Capital Corp VI, a blank check company (the “Company”), has entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination (a “Business Combination”) with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time. As a result, the Company now has until May 17, 2023 to complete a Business Combination. If the Company is unable to complete a Business Combination by such date (or such later date as may be approved by the Company’s stockholders at a meeting called for such purpose at which the Company’s stockholders will be given the opportunity to have their public shares redeemed for a pro rata portion of the funds in the Company’s trust account), the Company will then liquidate. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a Business Combination.

To mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended) under the proposed U.S. Securities and Exchange Commission rules regarding special purpose acquisition companies, the Company has instructed the trustee with respect to the Company’s trust account (the “Trust Account”) to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of a business combination or liquidation. As a result, following such liquidation, the Company may not receive further interest on the funds held in the Trust Account, which would reduce the dollar amount the Company’s public stockholders would receive upon any redemption or liquidation of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp VI

Date: February 17, 2023	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer